UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2017

AMERICAN HONDA FINANCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

001-36111	California	95-3472715
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

20800 Madrona Avenue, Torrance, California		90503
(Address of Principal Executive Offices)		(Zip Code)

(310) 972-2288

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 3, 2017, American Honda Finance Corporation (“AHFC”) entered into the following credit agreements:

•	$3,500,000,000 364-day unsecured revolving credit facility, which expires on March 2, 2018, pursuant to a 364 Day Credit Agreement, among AHFC, as the borrower, the lenders party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas and Citibank, N.A., as documentation agents and The Bank of Tokyo-Mitsubishi UFJ, Ltd., J.P. Morgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners (the “364 Day Credit Agreement”).

•	$2,100,000,000 three year unsecured revolving credit facility, which expires on March 3, 2020, pursuant to a Three Year Credit Agreement, among AHFC, as the borrower, the lenders party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas and Citibank, N.A., as documentation agents and The Bank of Tokyo-Mitsubishi UFJ, Ltd., J.P. Morgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners (the “Three Year Credit Agreement”).

•	$1,400,000,000 five year unsecured revolving credit facility, which expires on March 3, 2022, pursuant to a Five Year Credit Agreement, among AHFC, as the borrower, the lenders party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas and Citibank, N.A., as documentation agents and The Bank of Tokyo-Mitsubishi UFJ, Ltd., J.P. Morgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners (the “Five Year Credit Agreement” and, together with the 364 Day Credit Agreement and the Three Year Credit Agreement, the “Credit Agreements”).

The 364 Day Credit Agreement provides that AHFC may borrow up to $3,500,000,000 on a 364-day revolving basis, the Three Year Credit Agreement provides that AHFC may borrow up to $2,100,000,000 on a three-year revolving basis, and the Five Year Credit Agreement provides that AHFC may borrow up to $1,400,000,000 on a five-year revolving basis, each for general corporate purposes. Outstanding borrowings under the Credit Agreements bear interest, at AHFC’s option, based on the base rate for base rate loans or the specified LIBOR rate for Eurodollar loans, plus the applicable margin. The base rate under the Credit Agreements is the higher of (i) the federal funds rate plus 0.50%, (ii) the prime rate determined by the administrative agent, or (iii) the one month LIBOR rate plus 1.00%. On the date of this filing, no amounts were drawn upon under the Credit Agreements.

The Credit Agreements contain customary conditions to borrowing and customary restrictive covenants, including limitations on liens and limitations on mergers and consolidations and asset sales. The Credit Agreements also require AHFC to maintain a positive consolidated tangible net worth. The Credit Agreements, in addition to other customary events of default, include cross-default provisions and provisions for default if Honda Motor Co., Ltd., an indirect parent of AHFC (“HMC”), does not maintain ownership, whether directly or indirectly, of at least 80% of the outstanding capital stock of AHFC. In addition, the Credit Agreements contain provisions for default if HMC’s obligations under the Keep Well Agreement, dated as of September 9, 2005, between HMC and AHFC, become invalid, voidable, or unenforceable. All of these conditions, covenants and events of default are subject to important limitations and exceptions under the agreements governing the Credit Agreements.

Certain of the lenders party to the Credit Agreements, as well as certain of their respective affiliates, have performed, and may in the future perform, commercial banking, investment banking, underwriting and other financial advisory services for AHFC and its affiliates, for which they have received, and will receive, customary fees and expenses.

The foregoing descriptions of the Credit Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements. Copies of the 364 Day Credit Agreement, the Three Year Credit Agreement and the Five Year Credit Agreement are included in this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The Credit Agreements replace AHFC’s (i) $3,500,000,000 364 Day Credit Agreement, dated March 7, 2014, among AHFC, as borrower, the lenders party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas and Citibank, N.A., as documentation agents and The Bank of Tokyo-Mitsubishi UFJ, Ltd., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, BNP Paribas Securities Corp and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners (as amended, the “Existing 364 Day Credit Agreement”), and (ii) $3,500,000,000 Five Year Credit Agreement, dated March 7, 2014, among AHFC, as borrower, the lenders party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas and Citibank, N.A., as documentation agents and The Bank of Tokyo-Mitsubishi UFJ, Ltd., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, BNP Paribas Securities Corp and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners (as extended, the “Existing Five Year Credit Agreement” and, together with the Existing 364 Day Credit Agreement, the “Existing Credit Agreements”).The Existing Five Year Credit Agreement was scheduled to terminate on March 7, 2021, and the Existing 364 Day Credit Agreement expired pursuant to its terms on March 3, 2017.

No amounts were outstanding or repaid under the Existing Credit Agreements in connection with their termination or expiration, as applicable, on March 3, 2017. In addition, AHFC did not incur any termination penalties in connection with the early termination of the Existing Five Year Credit Agreement.

Certain of the lenders party to the Existing Credit Agreements, as well as certain of their respective affiliates, have performed, and may in the future perform, commercial banking, investment banking, underwriting and other financial advisory services for AHFC and its affiliates, for which they have received, and will receive, customary fees and expenses.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference in its entirety in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	$3,500,000,000 364-day unsecured revolving credit facility pursuant to a 364 Day Credit Agreement, dated March 3, 2017, among AHFC, as the borrower, the lenders party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas and Citibank, N.A., as documentation agents and The Bank of Tokyo-Mitsubishi UFJ, Ltd., J.P. Morgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners

10.2	$2,100,000,000 three year unsecured revolving credit facility pursuant to a Three Year Credit Agreement, dated March 3, 2017, among AHFC, as the borrower, the lenders party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas and Citibank, N.A., as documentation agents and The Bank of Tokyo-Mitsubishi UFJ, Ltd., J.P. Morgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners

10.3	$1,400,000,000 five year unsecured revolving credit facility pursuant to a Five Year Credit Agreement, dated March 3, 2017, among AHFC, as the borrower, the lenders party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas and Citibank, N.A., as documentation agents and The Bank of Tokyo-Mitsubishi UFJ, Ltd., J.P. Morgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HONDA FINANCE CORPORATION

Date: March 8, 2017	By:	/s/ Paul C. Honda
Paul C. Honda
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	$3,500,000,000 364-day unsecured revolving credit facility pursuant to a 364 Day Credit Agreement, dated March 3, 2017, among AHFC, as the borrower, the lenders party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas and Citibank, N.A., as documentation agents and The Bank of Tokyo-Mitsubishi UFJ, Ltd., J.P. Morgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners

10.2	$2,100,000,000 three year unsecured revolving credit facility pursuant to a Three Year Credit Agreement, dated March 3, 2017, among AHFC, as the borrower, the lenders party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas and Citibank, N.A., as documentation agents and The Bank of Tokyo-Mitsubishi UFJ, Ltd., J.P. Morgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners

10.3	$1,400,000,000 five year unsecured revolving credit facility pursuant to a Five Year Credit Agreement, dated March 3, 2017, among AHFC, as the borrower, the lenders party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent and auction agent, JPMorgan Chase Bank, N.A., as syndication agent, Bank of America, N.A., Barclays Bank PLC, BNP Paribas and Citibank, N.A., as documentation agents and The Bank of Tokyo-Mitsubishi UFJ, Ltd., J.P. Morgan Chase Bank, N.A., Barclays Bank PLC, BNP Paribas Securities Corp, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers and joint bookrunners